                                                                   EXHIBIT 10.39

                             AMENDMENT NO. 4 TO THE
                         TANDY BRANDS ACCESSORIES, INC.
                     NONQUALIFIED FORMULA STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS



         Pursuant to the authority of the Board of Directors of Tandy Brands Accessories, Inc. (the "Company") and the provisions of Section 3.4 thereof, the Tandy Brands Accessories, Inc. Nonqualified Formula Stock Option Plan for Non-Employee Directors is hereby amended effective as of June 12, 2001, in the following respects only:

         (1) The second sentence of Article II, Section 2.1(a) is hereby amended in its entirety, to read as follows:

         "Thereafter, on the day a Non-Employee Director is first elected or appointed to the Board, such Non-Employee Director shall be granted an option to purchase 5,000 shares of Stock."

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising Amendment No. 4 to the Tandy Brands Accessories, Inc. Nonqualified Formula Stock Option Plan for Non-Employee Directors, the Company has caused this instrument to be duly executed in its name and behalf by its proper officers thereunto duly authorized this 12th day of June, 2001.



                                       TANDY BRANDS ACCESSORIES, INC.


                                       By: /s/ J.S.B. Jenkins
                                          -------------------------------------
                                           J.S.B. Jenkins, President